SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A 2

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 10, 2005
                                  -------------
                        (Date of earliest event reported)


                           Farmers & Merchants Bancorp
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 000 - 26099                  94-3327828
                 -----------                  ----------
           (Commission File Number) (IRS Employer Identification No.)


                111 West Pine Street, Lodi, California 95240-2184
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (209) 367-2412
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

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Item 8.01 Other Events

The previous 8-K filed on June 13, 2005 and 8-K/A filed June 14, 2005 erroneously referred to cash dividend information related to a press release dated December 16, 2004. The correct cash dividend information is shown in the following paragraph. The press release filed as Exhibit 99.1 on June 13, 2005 was correct.

Attached as Exhibit 99.1 - Press release dated June 10, 2005, announcing a cash dividend of $3.20 per share, an increase from the $2.80 per share paid last year. The cash dividend will be paid on June 30, 2005, to stockholders of record on June 17, 2005.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99.1 Press release announcing cash dividend.*


 * Previously filed with the original 8-K on June 13, 2005.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FARMERS & MERCHANTS BANCORP




                                   By    /s/ Stephen W. Haley

                                         Stephen W. Haley
                                         Executive Vice President
                                         & Chief Financial Officer


Date:  June 14, 2005

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